Exhibit 4.4

BOSTON OMAHA CORPORATION

A Delaware corporation

__________________________

SUBSCRIPTION AGREEMENT
FOR
COMMON STOCK
__________________________

INSTRUCTIONS TO SUBSCRIBERS

BOSTON OMAHA CORPORATION

a Delaware corporation

Persons wishing to subscribe for shares of Common Stock, $0.001 par value ("Common Shares") of BOSTON OMAHA CORPORATION, a Delaware corporation (formerly REO Plus, Inc.) (the "Company") are required to complete the documents listed below in this Subscription Booklet.  PLEASE DO NOT REMOVE ANY OF THE DOCUMENTS.

1.            Subscription Agreement.  Each subscriber must complete the Subscription Agreement in the following manner:

(a)            Please read Section A carefully; it contains representations and warranties to be made by the subscriber on which the Company will rely.

(b)            Please read Sections B, C, and D carefully; they contain important terms and conditions concerning your purchase and ownership of the Common Shares.

(c)            Complete Sections E and F by inserting the amount of your subscription and/or other information called for in those sections.

(d)            Complete and sign the attached signature page.

(e)            Please read Exhibit B – Risk Factors carefully; it contains certain important risk factors concerning your proposed investment in the Common Shares.

2.            Purchaser Questionnaire.  Each subscriber must read carefully, complete and sign the Purchaser Questionnaire attached as Exhibit A.  For purposes of this offering, you must demonstrate that you meet the investor suitability standards set forth below:

Investor Suitability Standards

Investment in the Company involves certain risks and is suitable only for persons of adequate financial means who have no need for liquidity with respect to this investment and who can afford the risk of a complete loss of their investment.

Each investor must be, and must represent and warrant to the Company, that such investor is an Accredited Investor as defined in the Securities Act of 1933, as amended (the "Securities Act").  "Accredited investors" as defined in the Securities Act are those who, at the time of sale of the Common Shares, fall within certain categories enumerated in Rule 501(a) of Regulation D promulgated under the Securities Act, including any of the following:
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(a)	Any individual who had an individual income in excess of $200,000 (or joint income with his or her spouse of $300,000) in the last two years and who reasonably expects an individual income in excess of $200,000 (or such joint income in excess of $300,000) in the current year. For purposes of this offering, individual and joint income shall equal adjusted gross income, as reported in the investor's federal tax return (less, for individual income only, any income attributed to a spouse or to property owned by a spouse) and increased by the following amounts (but not, for individual income only, any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax exempt interest received, (ii) the amount of losses claimed as a limited partner in a limited partnership, (iii) any deduction claimed for depletion, (iv) amounts contributed to an IRA or Keogh retirement plan, (v) alimony paid, and (vi) any amount by which income for long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended (the "Code"); or

(b)	Any individual whose individual net worth, or joint net worth with that individual's spouse, exceeds $1,000,000 (excluding the value of their primary residence); or

(c)	Any partnership, limited liability company, corporation, employee benefit plan or trust that was not formed for the purpose of acquiring Common Shares and that has total assets of over $5,000,000, and with regard to a trust, the person making the investment decision has such experience in financial and business matters that the trustee is capable of evaluating the risks and merits of the investment in the Company, a corporation or partnership where all the beneficial owners are accredited investors or if an employee benefit plan, it is administered by a bank, savings and loan association, insurance company or registered investment adviser, or if a self-directed plan, the investment decision is being made by only accredited investors; or
(d)	Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of the Securities Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended; any employee benefit plan within the meaning of Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, that is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors; or
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(e)	Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or
(f)	Any organization described in Section 501(c)(3) of the Code, a business trust, or partnership with assets in excess of $5,000,000 not specifically formed for the purpose of investing in the Company; or
(g)	Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii) of the Securities Act; or
(h)	Any entity, all of whose equity owners are accredited investors.

Each investor must also make certain additional representations to the general effect that such investor:

(a)	does not have an overall commitment to investments that are not readily marketable that is disproportionate to his or her net worth, and that his or her investment in the Company will not cause such overall commitment to become excessive;

(b)	has adequate net worth and means of providing for his or her current needs and personal contingencies to sustain a complete loss of his or her investment in the Company at the time of investment, and has no need for liquidity in his or her investment in the Company;

(c)	is acquiring Common Shares for his or her own account, for investment only and not with a view toward resale or distribution; and

(d)	is aware that he or she may not be able to liquidate his or her investment in the event of emergency or for any other reason because the transferability of Common Shares will be subject to restrictions on resales imposed by the Securities Act and the securities laws of certain states.

In addition, an investment in the Company must not exceed ten percent (10%) of an investor's net worth.

The Company reserves the right to reject subscriptions from those who meet the suitability requirements or to accept subscriptions from subscribers who do not meet all of the above suitability standards but who are otherwise qualified to purchase Common Shares.

___________________________________
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Please follow the instructions to the Purchaser Questionnaire. If you have questions concerning any of the information called for, you may ask your lawyer, accountant or the Company for assistance.

3.            Wire Transfer.  Please wire transfer the funds to the following account:

Bank Name
Routing Instructions
Account Information
Reference Information	Boston Omaha Corporation

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SUBSCRIPTION AGREEMENT
__________________

BOSTON OMAHA CORPORATION

Boston Omaha Corporation
292 Newbury Street, Suite 333
Boston, Massachusetts 02115

Ladies and Gentlemen:

The undersigned hereby applies to acquire shares of Common Stock, $0.001 par value ("Common Shares"), of BOSTON OMAHA CORPORATION, a Delaware corporation (formerly REO Plus, Inc.) (the "Company"), in accordance with the terms of this Subscription Agreement, with respect to the offering by the Company of up to 4,926,108 shares of Common Stock at a price of $10.15 per share, for an aggregate offering of up to $50,000,000.

Subject to the terms and conditions of this Subscription Agreement, the undersigned (i) hereby subscribes for the Common Shares indicated on the signature page hereof for the dollar amount indicated thereon; and (ii) hereby tenders an executed Subscription Agreement together with the undersigned's completed Purchaser Questionnaire attached hereto as Exhibit A.

This subscription is irrevocable (except as may otherwise be provided herein) but may be rejected by the Company in its sole discretion.

INSTRUCTIONS

Please complete the Subscription Agreement in the following manner:

1.            Complete Sections E and F by inserting the amount of your subscription and/or other information called for in those sections.

2.            Complete and sign the signature page.

_________________

A.            Representations and Warranties of the Investor. The undersigned investor acknowledges, represents, warrants and agrees as follows:

1.            The undersigned has relied only on the information provided to him, her or it in writing regarding a purchase of the Common Shares.  The undersigned acknowledges that all documents, records and books pertaining to this investment have been made available for inspection by the undersigned, his, her or its attorney and/or his, her or its accountant.  The undersigned and/or his, her or its advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company or a person or persons acting on its behalf, concerning the terms and conditions of the offering, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense.  All such questions have been answered to the full satisfaction of the undersigned.  No oral representations have been made or oral information furnished to the undersigned or his, her or its advisor(s) upon which the undersigned has relied in connection with the offering.
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2.            The undersigned (a) has adequate means of providing for his, her or its current needs and possible personal contingencies, (b) has no need for liquidity in this investment, (c) is able to bear the substantial economic risks of an investment in the Company for an indefinite period, (d) at the present time, can afford a complete loss of such investment, and (e) does not have an overall commitment to investments that are not readily marketable that is disproportionate to the undersigned's net worth, and the undersigned's investment in the Company will not cause such overall commitment to become excessive.

3.            The undersigned is an "accredited investor" (as set forth in the Purchaser Questionnaire accompanying this Subscription Agreement) and the undersigned's total investment in the Company does not exceed ten percent (10%) of the undersigned's net worth or joint net worth with the undersigned's spouse.

4.            The undersigned recognizes that the investment in the Company involves significant risks.

5.            The undersigned understands that the Common Shares have not been registered with or reviewed by the United States Securities and Exchange Commission ("SEC") and have not been filed with or reviewed by any state securities administrators because of the private or limited nature of the offering.

6.            The undersigned understands that neither the offering nor the sale of the Common Shares has been registered under the Securities Act in reliance upon an exemption therefrom.  The undersigned understands that the Common Shares must be held indefinitely unless the sale or other transfer thereof is subsequently registered under the Securities Act or an exemption from such registration is available.  The undersigned further understands that the Company is under no obligation to register the Common Shares on his or her behalf or to assist him, her or it in complying with any exemption from registration.

6.            The Common Shares are being purchased solely for the undersigned's own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Common Shares.

7.            All information that the undersigned has provided to the Company in the Purchaser Questionnaire or otherwise concerning himself or herself, his, her or its residency, his, her or its investor status, financial position and knowledge and experience in financial, tax and business matters is correct and complete as of the date set forth at the end hereof, and if there should be any adverse change in such information prior to acceptance of his or her subscription, the undersigned will immediately provide the Company with such information.
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8.            The undersigned, if a corporation, partnership, limited liability company, trust or other entity, is authorized and otherwise duly qualified to purchase and hold the Common Shares; such entity has its principal place of business as set forth on the signature page hereof; and, such entity has not been formed for the specific purpose of acquiring Common Shares.

B.            Representations and Warranties of the Company.

1.            The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power and authority to own and operate its properties and assets, to carry on its business as presently conducted, to execute and deliver the Agreements, to issue and sell the Common Shares, and to perform its obligations pursuant to this Agreement and the Company's Certificate of Incorporation. The Company is presently qualified to do business as a foreign corporation in each jurisdiction where the failure to be so qualified could reasonably be expected to have a material adverse effect on the Company's financial condition or business as now conducted (a "Material Adverse Effect").
2.            The Common Shares, when issued and delivered and paid for in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable.  The Common Shares will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the Investors; provided, however, that the Common Shares are subject to restrictions on transfer under U.S. state and/or federal securities laws and as set forth herein.

3.            All corporate action on the part of the Company and its directors, officers and stockholders necessary for the authorization, execution and delivery of the Agreements by the Company, the authorization, sale, issuance and delivery of the Common Shares, and the performance of all of the Company's obligations under the Agreements has been taken or will be taken prior to the issuance of the Common Shares. This Agreement, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except (i) as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) as limited by rules of law governing specific performance, injunctive relief or other equitable remedies and by general principles of equity.

4.            The Company has good and marketable title to its properties and assets, and has good title to all its leasehold interests, in each case subject to no material mortgage, pledge, lien, lease, encumbrance or charge, other than (i) liens for current taxes not yet due and payable, (ii) liens imposed by law and incurred in the ordinary course of business for obligations not past due, (iii) liens in respect of pledges or deposits under workers' compensation laws or similar legislation, and (iv) liens, encumbrances and defects in title which do not in any case materially detract from the value of the property subject thereto or have a Material Adverse Effect, and which have not arisen otherwise than in the ordinary course of business.
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5.            The Company is not in violation of any material term of its Certificate of Incorporation or Bylaws, each as amended to date, or, to the Company's knowledge, in any material respect of any term or provision of any material indebtedness, contract or agreement to which it is party which would have a Material Adverse Effect. To the Company's knowledge, the Company is not in violation of any federal or state statute, rule or regulation applicable to the Company the violation of which would have a Material Adverse Effect. The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations pursuant to this Agreement, and the issuance of the Common Shares, will not result in any material violation of, or materially conflict with, or constitute a material default under, the Company's Certificate of Incorporation or Bylaws, each as may be amended to date.

The foregoing representations and warranties are true and accurate as of the date hereof and shall be true and accurate as of the date of the Company's execution of the signature page hereof.  If those representations and warranties shall not be true and accurate in all material respects prior to the Company's execution of the signature page hereof, the Company shall immediately give written note to the undersigned specifying which representation and warranties are not so true and accurate in all material respects and the reason therefor.

C.            Restrictions on Transfer and Additional Agreements.

1.            Securities Laws.  The Common Shares have not been registered under the Securities Act nor under any state securities laws and unless so registered may not be transferred, sold, pledged, hypothecated or otherwise disposed of unless an exemption from such registration is available. Such transfer may be made only, if requested by the Company, upon receipt by the Company of an opinion of counsel to the undersigned, reasonably acceptable to the Company, to the effect that the proposed transfer will not violate the provisions of the Securities Act, or the rules and regulations promulgated under such act.

2.            Indemnity.  The undersigned acknowledges that the undersigned understands the meaning and legal consequences of this Section C, and the undersigned hereby agrees to indemnify and hold harmless the Company, its representatives and each officer and director thereof from and against any and all loss, damage or liability (including all attorneys' fees and costs incurred in enforcing this indemnity provision) due to or arising out of (a) the inaccuracy of any representation or the breach of any warranty of the undersigned contained in, or any other breach of, this Subscription Agreement, (b) any transfer of the Common Shares in violation of the Securities Act or the securities or "blue sky" laws of any state or other jurisdiction or the rules and regulations promulgated under such act or laws, (c) any transfer of the Common Shares not in accordance with this Subscription Agreement, or (d) any untrue statement or omission to state any material fact in connection with the investment representations or with respect to the facts and representations supplied by the undersigned to counsel to the Company upon which its opinion as to a proposed transfer shall have been based.

3.            Legend and Stop Transfer Orders.  Unless the Common Shares have been registered under the Securities Act, upon the issuance of the Common Shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such Common Shares and all certificates representing the Common Shares shall bear on the face thereof substantially the following legend, and any other legend deemed appropriate by counsel to the Company:
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"The Shares represented by this certificate have not been registered under the Securities Act of 1933 or under any state law and, except pursuant to an effective registration statement under such Act and other laws, may not be offered, sold, transferred, or otherwise disposed of without an opinion of counsel, satisfactory to the Company, that such disposition may be made without such registration."

D.            Miscellaneous.

1.            Each of the undersigned and the Company represents that it neither is nor will be obligated for any finder's fee or commission in connection with the offering of the Common Shares.  The undersigned agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's or broker's fee arising out of this offering (and the costs and expenses of defending against such liability or asserted liability) for which the undersigned or any of its representatives is responsible.  The Company agrees to indemnify and hold harmless the undersigned from any liability for any commission or compensation in the nature of a finder's or broker's fee arising out of this offering (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

2.            The undersigned agrees not to transfer or assign this Subscription Agreement, or any of the undersigned's interest herein, and further agrees that the transfer or assignment of the Common Shares acquired pursuant hereto shall be made only in accordance with the conditions and restrictions contained herein, and in all applicable laws and regulations.

3.            The undersigned agrees that the undersigned may not cancel, terminate or revoke this Subscription Agreement or any agreement of the undersigned made hereunder, except as otherwise specifically provided herein, and that this Subscription Agreement shall survive the death or disability of the undersigned and shall be binding upon the undersigned's heirs, executors, administrators, successors and assigns.

4.            Any of the representations, warranties, acknowledgments or agreements made herein by the undersigned notwithstanding, the undersigned does not thereby or in any other manner waive any rights granted to the undersigned under federal or state securities laws.

5.            This Subscription Agreement constitutes the entire agreement between the Company and the undersigned with respect to the subject matter hereof and may be amended only by a writing executed by the Company and the undersigned.

6.            This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware, without regard to conflict of laws provisions that would require the application of the laws of another jurisdiction, and the securities laws of the United States of America.

7.            Within ten (10) business days after receipt of a written request from the Company, the undersigned agrees to provide such information and to execute and deliver such documents as reasonably may be necessary to comply with any and all laws, rules and regulations to which the Company is subject.
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8.            The representations and warranties of the undersigned set forth herein shall survive the sale of the Common Shares pursuant to this Subscription Agreement.

9.            Any notice or other communication given hereunder shall be in writing and sent (a) by email (receipt confirmed), (b) by a recognized overnight delivery service (charges prepaid), or (c) by messenger, addressed to BOSTON OMAHA CORPORATION, 292 Newbury Street, Suite 333, Boston, MA, 02115, Attention: Co-Chief Executive Officer, with a copy to Gennari Aronson, LLP, 300 First Avenue, Suite 102 Needham, MA 02494, Attention: Neil H. Aronson, Esq.  Notices shall be deemed given only when received.

10.            This Subscription Agreement may be executed in counterparts.  Upon the execution and delivery of this Subscription Agreement by the undersigned, this Subscription Agreement shall become an irrevocable binding obligation of the undersigned with respect to the purchase of Shares as herein provided, except as may otherwise be provided herein, subject, however, to the right hereby reserved to the Company to enter into the same agreements with other investors.

[Remainder of page intentionally left blank]

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E.            Subscription.

The undersigned hereby subscribes for _______ Common Shares in the Company for a purchase price of $_______ ($10.15 per share) in accordance with the terms of the Subscription Agreement.

F.            Form of Ownership.  Please indicate the form of ownership you desire.

____ ___	Individual or entity or trust (one signature required, unless otherwise required by organization documents)

________	Joint Tenants with right of survivorship (both parties must sign)

________                          Tenants-in-Common (all parties must sign)

________	Community Property (one signature required if Common Shares held in one name, i.e., ranging spouse; two signatures required if Common Shares are held in both names)

______________________________________________________________
Please PRINT here the exact name(s) in which you wish the Common Shares registered.

ACCEPTED:

BOSTON OMAHA CORPORATION

By:            ________________________________
Name: Alex B. Rozek
Title: Co-Chief Executive Officer

Dated: ___________ ___, 2016
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SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

FOR INDIVIDUALS

If the Common Shares are to be owned by joint tenants or tenants-in-common, all tenants must sign.  If the Common Shares are to be owned as community property, one signature is required if they are to be held in one name and two signatures are required if they are to be held in both names.

Investor #1                                                                                    Investor #2

__________________________                    __________________________
Signature                                                                                    Signature

__________________________                  __________________________
Social Security Number                                              Social Security Number

__________________________                 __________________________
Print Name                                                                               Print name

__________________________                 __________________________
E-mail Address                                                                    E-mail Address

Residence Address:                                                       Residence Address:

__________________________                  __________________________
__________________________                  __________________________
__________________________                  __________________________

Executed at:                                                                             Executed at:

__________________________                  __________________________
City                                                                                                 City

__________________________                 __________________________
State                                                                                              State

this __ day of ________, 2016.                         this __ day of ________, 2016.

Mailing Address
(if different from residence address):
__________________________
__________________________
__________________________
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SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

FOR CORPORATE INVESTORS

Note:  An officer duly authorized to bind the corporation must sign and include copies of the corporation's articles or certificate of organization or incorporation and bylaws (and any amendments) and corporate resolutions or other documents authorizing the officer to sign on behalf of the corporation, which copies must be certified by the corporate secretary or clerk as true and correct.

_____________________________________________
Exact Name of Corporation (please print or type)

By:  __________________________________________
       Signature of Authorized Officer

_____________________________________________
Signing Officer's Name and Title (please print or type)

Taxpayer Identification No.:   _______________________

E-mail Address: _________________________________

Address of Principal
Corporate Offices:                                                                      ____________________________________
____________________________________
____________________________________
____________________________________

Mailing Address                                                                           ____________________________________
(if different):                                                                                      ____________________________________
____________________________________
____________________________________

Attention: ___________________________

Executed at ____________________________, _________________________
City                                                      State

this _______ day of ___________, 2016.

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SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

FOR PARTNERSHIP/LIMITED LIABILITY COMPANY INVESTORS

Note:  A partner, manager or member duly authorized to bind the partnership or limited liability company must sign.

______________________________________________
Exact Name of Partnership/Limited Liability Company (please print or type)

By:  ___________________________________________
     (Signature of Authorized General Partner/Manager/Member)

________________________________________________
Name and Title of Signing General Partner/Manager/Member (please print or type)

Taxpayer Identification No.:  ___________________________

E-mail Address:   ____________________________________

Principal Business
Offices:                                                                                                   ____________________________________
____________________________________
____________________________________
____________________________________

Mailing Address                                                                          ____________________________________
(if different):                                                                                      ____________________________________
____________________________________
____________________________________
Attention: ____________________________

Executed at _____________________, ____________________
City                                        State

this _______ day of ___________, 2016.

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EXHIBIT A

PURCHASER QUESTIONNAIRE

INSTRUCTIONS TO PURCHASER QUESTIONNAIRE

BOSTON OMAHA CORPORATION

This questionnaire must be completed by all investors.

In order to subscribe as an investor for this offering, you must complete this questionnaire.

If you have any questions concerning any of the information called for, or questions concerning whether you qualify as an accredited investor, you may ask your lawyer, accountant or representatives of the Company for assistance.

If this Questionnaire is being completed for married individuals subscribing as joint tenants or tenants-in-common, it must be completed by the person making the investment decision on behalf of the joint tenants or tenants-in-common.  If joint tenants or tenants-in-common are not married or are each making the investment decision if married, a separate questionnaire must be completed for each joint tenant or tenant-in-common.

PURCHASER QUESTIONNAIRE

This Purchaser Questionnaire (this "Questionnaire") must be completed and delivered to BOSTON OMAHA CORPORATION, a Delaware corporation (formerly REO Plus, Inc.) (the "Company"), by you as a prospective purchaser of shares of Common Stock of the Company ("Common Shares").

The purpose of this Questionnaire is to determine whether you meet the standards imposed by Section 4(2) of, or Regulation D under, the Securities Act of 1933, as amended (the "Securities Act").  Eligibility is determined, among other things, by the ability of the investor to evaluate the merits and risks of an investment in Common Shares based on his or her knowledge and experience in financial and business matters, or by certain financial criteria.  The undersigned understands that the offering of the Common Shares by the Company has not been, and will not be, registered under the Securities Act, the securities of "blue sky" laws of any state or other jurisdiction, and the Common Shares involved in this offering are being sold in reliance upon an exemption from the registration requirements thereof.

Please thoroughly complete, sign and date this Questionnaire, and deliver it to:

Gennari Aronson, LLP
300 First Avenue, Suite 102
Needham, MA 02494
Attention: Joseph B. Ramadei
jramadei@galawpartners.com

Please contact Joseph B. Ramadei, counsel to the Company, at (781) 719-9900 if you have any questions with respect to this Questionnaire.  Incomplete answers to questions or questions answered in such a way (either singly or collectively) so as to indicate to the Company that it should ask for more information will delay the Company's review of the Questionnaire and consideration of the proposed investment by the prospective investor.

Your answers will be relied upon by the Company.  Your answers will be kept confidential, except to the extent disclosure may be required under or in connection with any federal or state laws or if the contents are relevant to an issue in any action, suit or proceeding to which the Company is a party or by which it is or may be bound.  However, each person who agrees to invest in the Company hereby agrees that the Company may present this completed Questionnaire or a copy of this completed Questionnaire to its attorneys or such other parties as it/they, in its/their sole discretion, deem appropriate to ensure that the proposed offer and sale of the Common Shares involved in this offering will not result in a violation of the registration provisions of the Securities Act or a violation of the securities or "blue sky" laws of any state or other jurisdiction.  A false statement by you will constitute a violation of your representations and warranties under the Subscription Agreement and may also constitute a violation of law, for which a claim for damages may be made against you.

This Questionnaire does not constitute an offer of Common Shares by the Company, but is merely a request for information.

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Please print or type:

1.            General Information

Legal Name(s) of Prospective Investor(s): _______________________________________________________________________________________________________________________________

Business Address: _______________________________________________________________________________________________________________________________

Business Telephone: _______________________________________________________________________________________________________________________________

IF PROSPECTIVE INVESTOR IS A NATURAL PERSON:

Home Address: _______________________________________________________________________________________________________________________________

Date of Birth: ______________________________________________ Home Telephone: _________________________________________________________________________________

Occupation: ______________________________________________ Citizenship (if not U.S.): ________________________________________________________________________

Spouse's Name: _______________________________________________________________________________________________________________________________

Dollar Amount of Shares Proposed To Be Purchased: $_______________________________________________________________________________________________________________________________

I would like correspondence sent to address of my: Business: _____ Home: _____

2.            Investor Information

IF PROSPECTIVE INVESTOR IS A NATURAL PERSON:

(a)            Are you a natural person whose current net worth1 or joint net worth with your spouse exceeds $1,000,000?

Yes  _____   No _____

(b)            Are you a natural person who had an individual income2 (excluding any such income of your spouse) in excess of $200,000 in each of the two most recent years or joint income with your spouse in each of those years in excess of $300,000 and, in either case, who has a reasonable expectation of reaching the same income level in the current year?

Yes _____   No _____
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(c)            Are you a director or executive officer of the Company?

Yes _____   No _____

IF PROSPECTIVE INVESTOR IS A CORPORATION, PARTNERSHIP, TRUST OR OTHER ENTITY:

(d)            Are you an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, a limited liability company, or a partnership, in each case that was not formed for the specific purpose of investing in the Company and with total assets in excess of $5,000,000?

Yes _____   No _____

(e)            Are you a trust (other than a Massachusetts or similar business trust) that was not formed for the specific purpose of investing in the Company, that has total assets in excess of $5,000,000 and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment in the Company?

Yes _____   No _____

(f)            If you are an entity, does each equity owner in the entity answer yes to any one or more of questions (a) through (c) of this question 2?

Yes _____   No _____

(g)            If you are a corporation, partnership, trust or other entity, were you formed for the specific purpose of investing in the Company?

Yes _____   No _____
(h)            If you were formed for the specific purpose of investing in the Company, state how many persons are beneficial owners of your equity securities or equity interests?  n/a

(i)            How many of these beneficial owners answer yes to any one of questions 2(a), (b), (c), (d) or (e) of this Questionnaire? _____
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The foregoing statements are true, accurate and complete to the best of the undersigned's information and belief, and the undersigned hereby agrees promptly to notify and supply corrective information to the Company if, prior to the consummation of the undersigned's investment in the Company, any of such information becomes inaccurate or incomplete.

FOR EXECUTION BY NATURAL PERSON(S)

______________________________________________	______________________________________________

______________________________________________	______________________________________________
Signature(s) of Prospective	Please Print Name(s)
Investor(s)

Executed on this  ____________________       day of  ____________________  , 2016.

*************************************************

FOR EXECUTION BY CORPORATIONS, PARTNERSHIPS, LIMITED LIABILITY COMPANIES, TRUSTS OR OTHER ENTITIES

__________________________________________________________________________________________________________________________________________
Name of Corporation, Partnership, Limited Liability Company, Trust or other entity, including type of entity and jurisdiction of organization (Please Print)

By:	______________________________________________

Title:	______________________________________________

______________________________________________
Signature of person making the investment decision on behalf of the entity.

Executed on this  ____________________  day of  ____________________  , 2016.

1    "Net worth" is equal to total assets minus total liabilities but, for purposes of this calculation: (i) your primary residence should not be included as an asset and (ii) liabilities secured by your primary residence should not be included as liabilities, except to the extent that (x) such liabilities exceed the current estimated fair market value of your primary residence, or (but without duplication) (y) such liabilities have increased over the immediately preceding 60 days (other than an increase that resulted from your acquisition of your primary residence).
2    For purposes of this Questionnaire, "income" means adjusted gross income, as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse (unless the investor is including such spouse's income for the purpose of meeting the "joint income standard"), increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse unless the investor is including such spouse's income for the purpose of meeting the "joint income standard"): (i) the amount of any interest income received that is tax-exempt under Section 103 of the Internal Revenue Code of 1986 as amended (the "Code"), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code.
4

EXHIBIT B

RISK FACTORS

Before you invest in shares of Common Stock (the "Common Shares"), you should be aware that significant risks, including those described below, affect the Company's business, financial condition and results of operations.  You should consider carefully these risk factors together with all of the other information included in this Subscription Agreement before you decide to purchase any of the Common Shares.

RISKS RELATED TO THE COMPANY AND OUR BUSINESS

We face early stage risks and other risks we have not yet identified.

The Company has a limited operating history.  As a company in the early stages of its new business strategy and under new management, we may experience under-capitalization, cash shortages, setbacks in employee recruitment or acquisitions for growth opportunities, and other risks common to emerging businesses.  No assurance can be given that we will be able to successfully implement any or all of our business plan, or if implemented, that we will accomplish the desired objectives of operation, expansion or creation of additional revenues and earnings.

We are reliant on the success of our expansion plans.

The Company's growth strategy depends to a significant degree upon its ability to successfully acquire, develop and profitably operate new businesses, in both the outdoor billboard industry and in other industries and markets which the Company may choose to enter. The successful acquisition and development of new businesses will depend on a number of factors, including the identification and availability of suitable assets, businesses or acquisition candidates, the determination of new industries in which to expand, the availability of adequate financing, the hiring, training and retention of qualified employees, the ability of management to effectively control the expansion process, and other factors, some or all of which may be beyond the Company's control. As a result, there can be no assurance that the Company will be able to implement its growth strategy, to acquire new businesses on a timely and cost-efficient basis or to operate its new businesses profitably. If the expected operating efficiencies from such transactions do not materialize, if the Company fails to integrate new businesses into its existing portfolio, or if the costs of such integration exceed expectations, the Company's operating results and financial condition would be adversely affected.

If future acquisitions do not achieve sufficient profitability relative to expenses and investment, our business and ability to finance our operations could be materially adversely affected.

A key element of our growth strategy is the acquisition or development of other related businesses. The potential negotiation of future acquisitions could require us to incur significant costs and expose us to significant risks, including:

•	risks relating to the condition of assets acquired and exposure to residual liabilities of prior businesses;
•	operating risks, including equipment, technology and supply problems, regulatory requirements and approvals necessary for acquisitions;
•	risks that potential acquisitions may require the disproportionate attention of our senior management, which could distract them from the management of our existing businesses;
•	risks related to our ability to retain experienced personnel of the acquired company; and
•	risks that certain acquisitions may require regulatory approvals, which could be refused or delayed and which could result in unforeseen regulatory expenses or unfavorable regulatory conditions.

These issues could have a material adverse effect on our business and our ability to finance our operations. The businesses and other assets we acquire in the future may not achieve sufficient revenue or profitability to justify our investment, and any difficulties we may encounter in the integration process could interfere with our operations and reduce operating margins. Acquisitions could also result in dilutive issuance of our equity securities, incurrence of debt and contingent liabilities and fluctuations in quarterly results and expenses.

Increased operating expenses associated with the expansion of our business may negatively impact our operating income.

Increased operating expenses associated with any expansion of our business may negatively impact our income as we, among other things:

•	seek to acquire related businesses;
•	expand geographically;
•	make significant capital expenditures to support our ability to provide services in our existing businesses; and
•	incur increased general and administrative expenses as we grow.

As a result of these factors, we may not sustain or increase our profitability on an ongoing basis.

We have limited experience in acquiring other companies and businesses, and we may have difficulty integrating the operations of companies or businesses that we may acquire and may incur substantial costs in connection therewith.

A significant component of our growth strategy is the acquisition of other operations. Our experience acquiring companies has been relatively limited to date. We have evaluated, and expect to continue to evaluate, a wide array of potential strategic transactions. From time to time, we may engage in discussions regarding potential acquisitions. The costs and benefits of future acquisitions are uncertain. Any of these transactions could be material to our business, financial condition and results of operations. In addition, the process of integrating the operations of an acquired company may create unforeseen operating difficulties and expenditures. The key areas where we may face risks and uncertainties include:

•	the need to implement or remediate appropriate controls, procedures and policies at companies that, prior to the acquisition, lacked these controls, procedures and policies;
•	disruption of ongoing business, diversion of resources and of management time and focus from operating our business to acquisitions and integration challenges;
•
our ability to achieve anticipated benefits of acquisitions by successfully marketing the service offerings of acquired businesses to our existing partners and customers, or by successfully marketing our existing service offerings to customers and partners of acquired businesses;

•
the negative impact of acquisitions on our results of operations as a result of large one-time charges, substantial debt or liabilities acquired or incurred, amortization or write down of amounts related to deferred compensation, goodwill and other intangible assets, or adverse tax consequences, substantial depreciation or deferred compensation charges;

•	the need to ensure that we comply with all regulatory requirements in connection with and following the completion of acquisitions;
•	the possibility of acquiring unknown or unanticipated contingencies or liabilities;
•	retaining employees and clients and otherwise preserving the value of the assets of the businesses we acquire; and
•	the need to integrate each acquired business's accounting, information technology, human resource and other administrative systems to permit effective management.

If we identify appropriate acquisition targets, we may be unable to acquire businesses on terms that we consider acceptable due to a variety of factors, including competition from other strategic buyers or financial buyers. Furthermore, in order to achieve the growth we seek, we may acquire numerous smaller market participants, which could require significant attention from management and increase risks, costs and uncertainties associated with integration.

We may need a significant amount of additional capital, which could substantially dilute your investment.

The Company may need significant additional capital in the future to continue our planned operations.  No assurance can be given that the Company will be able to obtain such funds upon favorable terms and conditions, if at all.  Failure to do so could have a material adverse effect on the Company's business.  To the extent we raise additional capital by issuing equity securities, our stockholders may experience substantial dilution. We may sell common stock, convertible securities or other equity securities in one or more transactions that may include voting rights (including the right to vote as a series on particular matters), preferences as to dividends and liquidation, and conversion and redemption rights, subject to applicable law, and at prices and in a manner we determine from time to time.

Such issuances and the exercise of any convertible securities will dilute the percentage ownership of the Company's stockholders, and may affect the value of the Company's capital stock and could adversely affect the rights of the holders of such stock, thereby reducing the value of such stock.  Moreover, any exercise of convertible securities may adversely affect the terms upon which the Company will be able to obtain additional equity capital, since the holders of such convertible securities can be expected to exercise them at a time when the Company would, in all likelihood, be able to obtain any needed capital on terms more favorable to it than those provided in such convertible securities.

If the Company sells shares or other equity securities in one or more other transactions, or issues stock or stock options pursuant to any future employee equity incentive plan, investors may be materially diluted by such subsequent issuances.

We face intense competition, including competition from companies with significantly greater resources than the Company has, and if we are unable to compete effectively with these companies, our market share may decline and our business could be harmed.
The outdoor billboard industry is already highly competitive and there is a concentration in the ownership of billboards in the geographic markets in which we compete.  Further, new competitors may regularly enter the market.  Any additional industries or markets that the Company may enter through future acquisitions will also likely be occupied by established competitors.  Many of the Company's competitors have substantially greater financial, marketing, product development and human resources than the Company.  Accordingly, even if there is a large market for the Company's products and services in the industries in which it competes, there can be no assurance that the Company's products and services will be purchased by consumers at a rate sufficient for the Company to achieve its growth objectives.

Our management recognizes that the Company will, therefore, be forced to compete primarily on the basis of price, performance, service, and other factors.  Management believes that the ability of the Company to achieve sustained profitability will depend primarily on its ability to consummate acquisitions of assets and businesses in competitive markets, skillfully allocate capital, and establish brand recognition and customer allegiance in each of its businesses.  This approach requires that the Company's management perform at a high level and is fraught with risks, many of which are beyond the Company's control or ability to foresee.

We may lack operational control over certain companies in which we invest.

The Company has made, and may continue to make, certain strategic investments in various businesses without acquiring all or a majority ownership stake in those businesses.  To the extent that such investments represent a minority or passive stake in any business, we may have little to no participation, input or control over the management, policies, and operations of such business.  Further, we may lack sufficient ownership of voting securities to impact, without the vote of additional equity holders, any matters submitted to shareholders or members of such business for a vote.

There is inherent risk in making minority equity investments into companies over which we have little to no control.  Without involvement in the management and decision-making of these businesses, we cannot impact their direction, strategy, policies and business plans, and we may be powerless to improve any declines in their performance, operating results and financial condition.  If any company in which we are a minority investor suffers adverse effects, it may not be able to continue as a going business concern, and we may lose our entire investment.

Governmental regulations could adversely affect our business, financial condition or results of operations.

Our billboard businesses are regulated by governmental authorities in the jurisdictions in which we operate.  These regulations could limit our growth by putting constraints on the number, location and timing of billboards we wish to erect.  New regulations and changes to existing regulations may also curtail our ability to expand our billboard business and adversely affect us by reducing our revenues or increasing our operating expenses.

We will also be subject to maintaining compliance within the highly regulated insurance industry as we continue our pursuit of opportunities in that market, including the maintenance of certain levels of operating capital and reserves.  Changes to the regulatory environment in the insurance industry may cause us to adjust our views or practices regarding regulatory risk management, and necessitate changes to our operations that may limit our growth or have an adverse impact on our business.  In addition, certain of the other new markets and industries that the Company may choose to enter may be regulated by a variety of federal, state and local agencies.

Our insurance business is a startup business, and no assurance can be given that we can successfully achieve demand for our products and services and achieve profitability.

Our insurance business was launched in Q4 2015.  There is no certainty that our products and services will achieve market acceptance or that we will achieve profitability.  Commercial relationships must be developed with other market participants to deliver our insurance products and services to market, which cannot be guaranteed to be consummated in a timely fashion, if at all.

The Company is dependent upon its key personnel.

The ability of the Company to develop, expand and maintain a competitive position in light of market developments will depend, in large part, on its ability to attract and retain qualified personnel.  The successful operation of the Company's business acquisitions is tied to its hiring of key operations managers, salespeople and other employees that are both experienced in the relevant industry and located in the geographic locations into which the Company wishes to expand.  Further, the Company relies greatly on its executive management team to determine its business strategy, select appropriate targets for expansion and acquisition, and manage its overall portfolio of businesses.  Competition for such personnel is substantial, and no assurance can be given that the Company will be able to attract and retain such personnel.  The Company's Co-Chief Executive Officers, Adam K. Peterson and Alex B. Rozek, are each managing members of separate investment management partnerships, which are each major shareholders of the Company, and each Co-CEO devotes substantial time to the duties and responsibilities of his respective partnership.  While the Company has deemed that the outside business endeavors of its management team do not currently constitute a conflict of interest, it is possible that a conflict of interest could arise between the performance of the Company's executive management team and their roles as managing members of entities which together own a majority of the Company's outstanding capital stock.  Such conflicts of interest could have a material adverse effect on the Company's business and operations.

Adverse economic conditions could negatively affect our results of operations and financial condition.

The Company's results of operations are sensitive to changes in overall economic conditions that impact consumer spending, including discretionary spending. Future economic conditions such as employment levels, business conditions, interest rates and tax rates could reduce our revenues. A general reduction in the level of business activity could adversely affect the Company's financial condition and/or results of operations.

Disruptions or similar problems could increase our expenses.

A natural disaster (such as an earthquake, fire or flood) or an act of terrorism could cause substantial delays in our operations, damage or destroy our equipment or facilities and cause us to incur additional expenses and lose revenue. The insurance we maintain against natural disasters may not be adequate to cover our losses in any particular case, which would require us to expend significant resources to replace any destroyed assets, thereby materially and adversely affecting our financial condition and prospects.

RISKS RELATED TO THIS OFFERING AND OWNERSHIP OF COMMON STOCK

Investors should not rely on the accuracy of forward-looking statements made by the Company.

To the extent that the Company or any of its officers were to provide any projections, financial forecasts, or other forward-looking statements to investors in this offering, investors must recognize that any such forward-looking statements are based upon assumptions and estimates.  The Company cannot make any representations as to the accuracy and reasonableness of such assumptions or the forward-looking statements based thereon.  The validity and accuracy of those forward-looking statements will depend in large part on future events that the Company cannot foresee, and may or may not prove to be correct.  Consequently, there can be no assurance that the actual operating results of the Company will correspond to any of the projections or forecasts.  Accordingly, an investment in the Company should not be made in reliance on projections or forecasts prepared by the Company.

No market currently exists for the sale or resale of any Common Shares that you purchase, and there are limitations on transferability.

No public market for any of the Company's securities currently exists.  A recognized market for the Company's securities may never develop and you therefore may not be able to liquidate your investment.  The securities we are offering are "restricted securities" as that term is used in federal securities laws and have not been registered under the Securities Act. The securities are being offered in reliance upon an exemption from registration under the Securities Act and applicable state securities laws, are not eligible for sale in the public market, and are subject to applicable resale restrictions under Securities and Exchange Commission Rule 144.  Therefore, the purchase of Common Shares should be considered a long-term investment, as you may be unable to liquidate the investment and should be prepared to bear the economic risk of such investment for an indefinite period. Because the Common Shares have not been registered under the Securities Act, and have been issued pursuant to exemptions from registration, the Common Shares may not be resold by the purchasers thereof in the absence of an effective registration under the Securities Act, or an opinion of counsel satisfactory to the Company that such registration is not required.

We do not know whether a public market will develop for our Common Stock, and public registration of our Common Stock may create a variety of risks.

There is no public trading market for our Common Stock.  In connection with this offering, we intend to apply to have our Common Stock listed on the OTCQX.  This registration may give rise to certain risks, including the following:

•
If a market for our Common Stock does not develop or is not sustained, it may be difficult for you to sell your Common Shares at an attractive price or at all.  We cannot predict the prices at which our Common Stock will trade.

•
Since our Common Stock is thinly traded, its trading price is likely to be highly volatile and could be subject to extreme fluctuations in response to various factors, many of which are beyond our control.  Such factors include, without limitation, the trading volume of our shares; the number of securities analysts, market-makers and brokers following our Common Stock; new products or services introduced or announced by us or our competitors; actual or anticipated variations in quarterly operating results; conditions or trends in our business industries; announcements by us of significant contracts, acquisitions, strategic partnerships, joint ventures or capital commitments; additions or departures of key personnel; sales of our Common Stock; and general stock market price and volume fluctuations of publicly-traded, and particularly microcap, companies.  Investors may have difficulty reselling Common Shares, either at or above the price they paid for our stock, or even at fair market value. The stock markets often experience significant price and volume changes that are not related to the operating performance of individual companies, and because our Common Stock is thinly traded it is particularly susceptible to such changes. These broad market changes may cause the market price of our Common Stock to decline regardless of how well we perform as a company. In addition, there is a history of securities class action litigation following periods of volatility in the market price of a company's securities. Although there is no such litigation currently pending or threatened against us, such a suit against us could result in the incursion of substantial legal fees, potential liabilities and the diversion of management's attention and resources from our business.

•
The market price for the Common Shares may be significantly affected by factors such as variations in quarterly and yearly operating results, general trends in the industries in which the Company operates, and changes in state or federal regulations affecting us and our industries.  Furthermore, in recent years the stock markets have experienced extreme price and volume fluctuations that are unrelated or disproportionate to the operating performance of the affected companies. Such broad market fluctuations may adversely affect the market price of our stock, if a market for it develops, and the market price of our stock may be similarly volatile and subject to such wide fluctuations.

•
We may provide public guidance on our expected operating and financial results for future periods. Any such guidance will be comprised of forward-looking statements subject to the risks and uncertainties described in this Subscription Agreement and in our other public filings and public statements. Whether or not we provide guidance, investment analysts may publish their estimates of our future financial performance. Our actual results may not always be in line with or exceed any guidance we have provided or the expectations of investment analysts, especially in times of economic uncertainty. If, in the future, our operating or financial results for a particular period do not meet any guidance we provide or the expectations of investment analysts or if we or investment analysts reduce estimates of our performance for future periods, the market price of our Common Stock may decline.

•
The initial public offering price of our Common Stock will be determined by negotiations between us and the underwriter based upon a number of factors and may not be indicative of prices that will prevail following the closing of this offering. Volatility in the market price of our Common Stock may prevent investors from being able to sell their Common Shares at or above the initial public offering price. As a result, you may suffer a loss on your investment.

•
Sales of substantial amounts of our Common Stock in the public market after this offering, or the perception that these sales could occur, could adversely affect the price of our Common Stock and could impair our ability to raise capital through the sale of additional shares.

•
We are an "emerging growth company," as defined in Section 2(a) of the Securities Act, as modified by the JOBS Act. As such, we are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, (i) not being required to comply with the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act, (ii) reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements and (iii) exemptions from the requirements of holding a non-binding advisory vote on executive compensation and of shareholder approval of any golden parachute payments not previously approved. We cannot predict if investors will find our Common Stock less attractive if we elect to take advantage of these exemptions and as a result, there may be a less active trading market for our Common Stock and our stock price may be more volatile.  In addition, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We may take advantage of the benefits of this extended transition period. As a result, our financial statements may not be comparable to companies that comply with public company effective dates.

•
Our Common Stock is deemed to be "penny stock" as that term is defined in Regulation Section 240.3a51-1 of the SEC. Penny stocks are stocks: (a) with a price of less than $5.00 per share; (b) that are not traded on a "recognized" national exchange; (c) whose prices are not quoted on the NASDAQ automated quotation system (NASDAQ - where listed stocks must still meet requirement (a) above); or (d) in issuers with net tangible assets of less than $2,000,000 (if the issuer has been in continuous operation for at least three years) or $5,000,000 (if in continuous operation for less than three years), or with average revenues of less than $6,000,000 for the last three years. Section15(g) of the Exchange Act and Regulation 240.15g(c)2 of the SEC require broker dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor's account. Potential investors in our Common Stock are urged to obtain and read such disclosure carefully before purchasing any Common Shares that are deemed to be "penny stock."  Moreover, Regulation 240.15g-9 of the SEC requires broker dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. Compliance with this procedure may make it more difficult for investors in our common stock to resell their shares to third parties or to otherwise dispose of them. Holders should be aware that, according to SEC Release No. 34-29093, dated April 17, 1991, the market for penny stocks suffers from patterns of fraud and abuse.

We would incur increased costs as a result of becoming a public company in the United States.

As a public company in the United States, we would incur significant legal, accounting, insurance and other expenses, including costs associated with U.S. public company reporting requirements. We would also incur costs associated with listing requirements, the Sarbanes-Oxley Act and related rules implemented by the SEC. The expenses incurred by U.S. public companies generally for reporting and corporate governance purposes have been increasing. We expect these rules and regulations would increase our legal and financial compliance costs and to make some activities more time-consuming and costly, although we are currently unable to estimate these costs with any degree of certainty. In estimating these costs, we took into account expenses related to insurance, legal, accounting, and compliance activities, as well as other expenses not currently incurred. These laws and regulations could also make it more difficult or costly for us to obtain certain types of insurance, including director and officer liability insurance, and we may be forced to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. These laws and regulations could also make it more difficult for us to attract and retain qualified persons to serve on our board of directors, our board committees or as our executive officers. Furthermore, if we are unable to satisfy our obligations as a public company, we could be subject to delisting of our common stock, fines, sanctions and other regulatory action and potentially civil litigation.

Our directors have limited liability under Delaware law.

Pursuant to the Company's Amended and Restated Certificate of Incorporation, as amended, and Delaware law, our directors are not liable to the Company or its stockholders for monetary damages for breach of fiduciary duty, except for: liability in connection with a breach of the duty of loyalty; acts or omissions not in good faith; acts or omissions that involve intentional misconduct or a knowing violation of law; dividend payments or stock repurchases that are illegal under Delaware law; or any transaction in which a director has derived an improper personal benefit.  Accordingly, except in those circumstances, our directors will not be liable to us or our stockholders for breach of their duty.

Control of Board of Directors

The Company's board of directors, which currently consists solely of the two directors appointed by the holders of the Company's Class A Common Stock voting as a separate class, approves the Company's annual budget, compensation matters, and major agreements. Currently, the two majority shareholders of the Company, Boulderado Partners, LLC and Magnolia Capital Fund, LP, collectively own all of the Company's Class A Common Stock and a vast majority of the Company's Common Stock, and will continue to own all of the outstanding Class A Common Stock and a vast majority of the outstanding Common Stock following the private sale of equity to investors in this offering.  Further, each share of Class A Common Stock is entitled to cast 10 votes for all matters on which the Company's stockholders vote, while each share of Common Stock is entitled to cast 1 only vote.  Therefore, subsequent to this offering, the two majority shareholders will continue to control virtually all matters submitted to shareholders for a vote; may elect all of the Company's directors; and, as a result, may control the Company's management, policies, and operations.  Shareholders participating in the offering will not have voting control over the Company's actions, including the determination of other industries and markets that the Company may elect to enter.

We have no independent directors, which poses a significant risk for us from a corporate governance perspective.

Our two co-chief executive officers serve as our two directors. Our directors and executive officers are required to make interested party decisions, such as the approval of related party transactions, their level of compensation, and oversight of our accounting function. Our directors and two majority shareholders also exercise control over all matters requiring stockholder approval, including the nomination of directors and the approval of significant corporate transactions. We have chosen not to implement various corporate governance measures, the absence of which may cause stockholders to have more limited protections against transactions implemented by our board of directors, conflicts of interest and similar matters. Stockholders should bear in mind our current lack of corporate governance measures in formulating their investment decisions.

Delaware law and certain provisions in our certificate of incorporation and bylaws may prevent efforts by our stockholders to change the direction or management of the Company.

We are a Delaware corporation, and the anti-takeover provisions of Delaware law impose various impediments to the ability of a third party to acquire control of us, even if a change of control would be beneficial to our existing stockholders. In addition, our amended and restated certificate of incorporation and bylaws that will be in effect upon consummation of this offering contain provisions that may make the acquisition of the Company more difficult, including, but not limited to, the following:

•	setting forth specific procedures regarding how our stockholders may nominate directors for election at stockholder meetings;
•	permitting our board of directors to issue preferred stock without stockholder approval; and
•	limiting the rights of stockholders to amend our bylaws.

These provisions could discourage, delay or prevent a transaction involving a change in control of our company. These provisions could also discourage proxy contests and make it more difficult for you and other stockholders to elect directors of your choosing and cause us to take other corporate actions you desire. In addition, because our board of directors is responsible for appointing the members of our management team, these provisions could in turn affect any attempt by our stockholders to replace current members of our management team.

Because we currently have no plans to pay cash dividends on our Common Stock, you may not receive any return on investment unless you sell your Common Stock for a price greater than that which you paid for it.

We currently do not expect to pay any cash dividends on our Common Stock. We currently intend to retain any additional future earnings to finance our operations and growth. Any future determination to pay cash dividends or other distributions on our Common Stock will be at the discretion of our board of directors and will be dependent on our earnings, financial condition, operation results, capital requirements, and contractual, regulatory and other restrictions, including restrictions contained in any future outstanding indebtedness we or our subsidiaries may incur, on the payment of dividends by us or by our subsidiaries to us, and other factors that our board of directors deems relevant. As a result, you may not receive any return on an investment in our Common Stock unless you sell our Common Stock for a price greater than that which you paid for it.

You could lose your entire investment.

Although currently the Company had approximately $12.9 million of cash funds in reserve as of January 2016, the Company may need to raise significant additional capital in the future, including funds in excess of this offering.  If the Company does not raise a sufficient amount of funds to implement and continue its business plan, the Company may not be able to continue as a viable entity and you may lose your entire investment.